                                                                  Purchase Order

                               emoryWILSON Company
                               4110 Sheraton Court
                              GREENSBORO, NC 27410
                                                                     PO#: 044303
                                                                  Date: 03/24/03
                                                                  Page:        1
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Vendor:  HydroFlo, Inc.               Ship to:        City of Greensboro
         3721 Junction Blvd.             07           c/o Rock Creek Dairy P.S
         Raleigh, NC 27603            09-03           Rock Creek Dairy Road
                                                      Greensboro, NC
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BUYER       TERMS         SHIP VIA        FOB       FREIGHT         REFERENCE
 TOH     Net 7 Days          Truck                  Prepaid        SO DOC 073758
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ITEM #           DESCRIPTION                    UNITS       COST       EXTENSION

HydroFlo PLUS    250-20 PLUS System w/MTC-20      1       $68,735.00  $68,735.00
250-20           Saturator & Ox Generator

                 Attn:  Dennis Mast
                 Unit for Use At Rock Creek
                 Dairy Road, Greensboro, NC

                                                                          TOTAL

                                                                     $ 68,735.00